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EXHIBIT 99.1      PRESS RELEASE







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COMPANY PRESS RELEASE


PFSB BANCORP, INC.
ANNOUNCES DATE OF ANNUAL MEETING


Palmyra, Missouri -- November 13, 2001. PFSB Bancorp, Inc. (OTCBB - PFSI), announced today that the corporation's annual meeting of stockholders will be held on January 24, 2002.

PFSB Bancorp, Inc. is the holding company for Palmyra Savings, headquartered in Palmyra, Missouri.

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CONTACT:

         PFSB Bancorp, Inc.
         Eldon R. Mette, President/CEO
         (573) 769-2134